Exhibit 99.1

A S S EE N IN Nasdaq JNVR The AI Platform for the $1T+ Commercial Transactions Market

Disclaimer Forward - Looking Statements This communication includes forward - looking statements based on the Company's current expectations and projections about future events . All statements contained in this communication other than statements of historical fact, including any statements regarding our future operations, are forward - looking statements . The words “believe,” “may,” “will,” “estimate,” “continue,” anticipated,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “potentially,” “preliminary,” “likely,” and similar expressions are intended to identify forward - looking statements as defined in the Private Securities Litigation Reform Act of 1995 . The forward - looking statements contained in this communication are based on knowledge of the environment in which the Company currently operates and are subject to change based on various important factors that may affect the Company's operations, the demand for the Company's platform, and economic activity in general, as well as other factors beyond the Company's control . as of the date of this presentation . Unless required by law, we undertake no obligation to update or revise any forward - looking statements, whether as a result of new information, future events, or otherwise. Investor(s) understand that an investment in the security involves a high degree of risk . Any projections, forecasts, or estimates that may have been provided to the Investor(s) are purely speculative and cannot be relied upon to indicate actual results that may be obtained through this investment ; any such projections, forecasts, and estimates are based upon assumptions which are subject to change and which are beyond the control of the Company or its management . Investors can lose their entire investment . In light of these risks, uncertainties, and assumptions, you should not place undue reliance on these forward - looking statements, which speak only as of the date of this presentation . Although we believe that our expectations are based on reasonable assumptions, we can give no assurance that our expectations will materialize . Janover Inc . (the issuer) has prepared the information contained herein to assist prospective investors in making their own evaluation of Janover Inc . (the “Company“) and does not purport to be all - inclusive or to contain all of the information a prospective or existing investor may desire . In all cases, interested parties will be expected to have conducted their own due diligence investigation regarding these and all other matters pertinent to investment in the Company . The Company makes no representation or warranty as to the accuracy or completeness of this information and shall not have any liability for any representations (expressed or implied) regarding the information contained in, or for any omissions from, this information or any other written or oral communications transmitted to the recipient in the course of its evaluation of the Company . This is not an offer to buy or sell securities.

Our Team

Leadership



Blake Janover
Founder, Chairman & CEO

Harvard Business School | YPO | Forbes Councils



Bruce Rosenbloom, CPA
Chief Financial Officer

D. | 1-800 PetMeds

Board of Directors



Sam Haskell, CFA
Director

Morgan Stanley | Princeton University



William Caragol
Director

Mainz Biomed | Nasdaq



Marcelo Lemos
Director

UCLA | Dassault Systemes



Amb. Ned Siegel
Director

Worksport

World Class Team

Harvard Business School | UCLA | Dassault Systemes | Bridgewater | Cantor Fitzgerald | Merrill A Bank of America Company | Better

Princeton University | Thomson Reuters | experian. | Forbes Councils | Marcus & Millichap | J.P.Morgan

msnbc | CoStar | E*TRADE | Morgan Stanley | Walker & Dunlop | YPO

If yo u ’re lon g term oriented, customer interests and shareholder interests are aligned. JEFF BEZOS Reporting quarterly, but building for the long term I n s i de ow n e r s h i p. Clean cap table. 58%

A market ripe for digital transformation

Technology has radically transformed consumer finance. **Commercial transactions have been left behind.**

CRE & Business Owners

- Whether it's a loan or an insurance policy, businesses have **limited access** to options from just a handful of brokers, lenders, or providers.
- The process is **high friction, fragmented, and painful** from beginning to end.
- The probability of finding the best possible loan or product for their needs in this system is **almost zero.**

Two ships passing in the night.

All sides of the transaction are **missing out perfect opportunities** that never come across their desk.

Financial Institutions

- Banks, credit unions, lending institutions, and insurance companies **struggle to find the right customers** at scale.
- The **sales process is hands-on and slow.**

Nasdaq: JNVR

A massive opportunity

TOTAL ADDRESSABLE MARKET

$4.6T
Commercial mortgages outstanding [1]

$24T
Value of commercial real estate [2]

$2T
Apartment building loans outstanding [1]

54M+
Number of commercial properties [3]

33M
33M small businesses in America [4]



$600M
Total Loan Originations
$444B
Multifamily and Commercial Mortgage Originations 2023 [5]
$260B
Commercial Insurance* 2023 [2]
$33B
SBA Originations 2023 [6]

1. 'Commercial / Multifamily Mortgage Debt Outstanding Report' Q1 2023 by the Mortgage Bankers Association.
2. https://www.statista.com/outlook/fmo/real-estate/commercial-real-estate/united-states#value
3. Reonomy www.reonomy.com/properties/commercial-real-estate/us/1
4. https://advocacy.sba.gov/2023/03/07/frequently-asked-questions-about-small-business-2023/
5. https://www.costar.com/article/629180922/commercial-real-estate-lending-forecast-to-rebound-from-historic-lows.
6. https://www.sba.gov/article/2023/11/21/sba-announces-biden-harris-administrations-progress-small-business-lending-end-year-capital-program

*coming soon

Launched in 2019 with a platform for commercial loans


I'm Joe, your advisor!
Sign it up

- Marketplace connecting **CRE and business borrowers and lenders**
- Get matched with the best loan terms from **2500+ lenders in minutes, not days**


Borrowers
JANOVER
Lenders

- **Expert guidance, fast process, easy-to-use portal**
- Janover takes a **fee every time a loan closes**

Nasdaq: JNVR

Building a world class AI - first firm in 2024. $200B+ Commercial loan applications ($40B+ in last 12 months) 2,500+ Lenders on our platform, 8% of FDIC - insured banks 88M+ Impressions across our websites in the last 12 months 100K+ All - time borrower applicants 4M+ All - time users Powered by industr y - le a ding AI 24/7/365 user - facing autonomous AI interacting with borrowers, affiliates, and lenders #1 Destination for CRE Loan Education $600M In cl o sed t r a n sa c t io n s Nasdaq: JNVR

The biggest an d smalles t banks trus t us an d do dea l s with u s . 8% of all FDIC insured banks in America 35% of the top 100 credit unions 2 K + Total commercial real estate lenders Along with among the largest Fannie, Freddie and FHA multifamily lenders in America

OUR GROWTH STRATEGY

Building the industry's most comprehensive product suite

- Creating happier, stickier, more profitable customers with an expanded offering of high-quality products
- Strategic new product launches and M&A that improves our offerings and existing products.
- Enhancing *everything* with AI



CRE Loans
Business Loans
CRE Investor Mgmt. Portal
+ AI-Enabled Matching
+ Data-Driven Guidance
+ Streamlined Process
AI Licensing
Commercial Property Insurance*

Coming soon*

Nasdaq: JNVR

Expanding our sales channels through partnerships OUR GROWTH STRATEGY Strategics CRE brokers B u s i n e s s B rok e rs Cross - selling to millions of visitors Building referral partnerships Outbound sales and marketing CP A s P l a t f o rms Real Estate Attys. Nasdaq: JNVR

Our unfair advantage

SEO

Driving billions per month in applications

88M+
Impressions last 12 months

1M+
Unique users last 12 months

$200B
In backlog applications

AI

The industry's leading generative AI applications optimized for interfacing directly with multifamily, small business, and commercial real estate borrowers and their lender counterparts in voice, text, email, and chat—all in one place.

DATA

Among the largest sets of proprietary first party data from loan originators at CRE lenders in the market for debt.

8%
Of FDIC insured banks in America on our platform.

Nasdaq: JNVR

The time to strike is NOW Our marketplace approach benefits from the dislocation in markets and new consumer behaviors. It creates liquidity in an inherently and intentionally opaque and illiquid market. Rate increases have caused disruption. Bank failures and do w ng r a d e s h a v e caused fear. The adoption curve has accelerated. Nasdaq: JNVR

N a s daq: JN V R Key Statistics JNVR Ticker : NASDAQ Exchange: $1.31 Share Price (02/07/2024): 10.0 M Shares Outstanding (09/30/2023): $13. 1 M Market Cap: $5. 8 M Cash and Cash Equivalents (9/30/2023): $0 Long - Term Debt (9/30/2023): 58% I nsid e r O w n e r s hip: x Multibillion - dollar, underserved market x Hig h ly sc a la b le business model x Clean capital structure x No long - term debt

janover.co For additional information, please contact: Crescendo Communications , LLC Chrysler Building 405 Lexington Ave 9th Floor, Suite 9034 New York, NY 10174 Tel: 212 - 671 - 1020 Email: JNVR@crescendo - ir.com

Appe n dix blake@janover.co j a n o v e r . c o

Bla k e J a n over Founder , Chairman & CEO Bruce Rosenbloom, CPA Chi e f Fin a nci a l Offic e r Leadership Team ➔ Proven operator with a history of running multiple businesses relating to multifamily and commercial property finance, business financing, real estate, technology, consulting, and management & marketing services. ➔ Overseen underwriting, origination, and advisory on billions of dollars' worth of commercial, multifamily, and residential real estate loans ➔ Board Member of multiple chapters of the Young Presidents Organization (YPO), Forbes Real Estate Council Member, On Deck Proptech and Scale Fellow, participated in Harvard Business School's inaugural Leveraging Fintech to Grow a n d C om pe t e a s w e l l a s O P M 6 0 Board of Directors ➔ F o rm e r S e ni o r A u d i t A cc o un t a n t a t D e l o i tt e . ➔ E x e c u t e d F i n a n c i a l s t r a t e g i e s t h a t r e s u l t e d i n ➔ Annual Revenue increases from $10 MM in FY 2001 to $273 MM in FY 2022, r e a c h i n g a p e ak o f $30 9 M M i n F Y 2021 . ➔ Profitability increasing from a net loss of $3 MM to net income of $21 MM during the same period, peaking at $31 MM in FY 2021. ➔ Stock Price Appreciation from a low of $.25 per share in 2001 to an all - time high of $57 per share in 2021 representing a 22,700% return representing a 31% CAGR for 20 years. ➔ Shareholder Return of approximately $320 MM back to shareholders in the f or m o f a q u a r t e r l y d i v i d e n d a n d s h a re b u yb a c k p l a n Wi l li a m C a r ag o l Directo r Nominee Sam Haskell, CFA Dire cto r No m inee Marcelo Lemos Directo r Nominee Amb. Ned Siegel Directo r Nominee ➔ M a n a g in g M e m b e r o f C o l a r i o n LL C , a n i n v es t m e n t a dv i sory a n d f un d m a n a g e r f oc u s e d o n t h e f i n a n c i a l sector based in Birmingham, Alabama ➔ C h i e f I n v es t m e n t O f f i c e r o f J H H w ea l t h , a n S E C - r e g i s t e r e d i n v es t m e n t a dv i sory i n C h a r l o t t e , N or t h Carolina ➔ Began following the financial sector within Morgan S t a n l e y ' s e q u i t y r e s e a r c h gr o u p i n 200 1 ➔ CFA charterholder and graduate of Princeton University ➔ Extensive background in information technology, ma nu f a c t u r i n g , a n d e n g i n ee r i n g ➔ Mr. Lemos has held positions such as senior executive, and mem b e r o f b o a rd o f d i r e c t or s i n a b ro a d r a n g e of c o m p a n i e s, f rom For t un e G l o b a l 200 0 e n t i t i e s t o s m a ll e r technology startups ➔ Marcelo's early career started in the field of solid propellant rocket engines, and eventually, he became Managing D i r e c t or a n d b o a rd mem b e r o f D a ss a u l t Sys t eme s Americas, leading a team of over 1,000 engineers ➔ C F O o f M a i n z B i om e d ( N A S D A Q: M Y N Z ) ➔ 30 years of experience working with growth - stage technology companies ➔ Director & Audit Committee Chair at Greenbox POS (NASDAQ: GBOX) a financial tech company ➔ F o rm e r C h a i rm a n & C EO o f P o s i t i v e I D , a h o l d i n g c ompa n y i n the fields of bio detection systems and molecular diagnostics ➔ M e m b e r o f t h e A m e r i c a n I n s t i t u t e o f C e r t i f i e d P u b l i c Accountants ➔ Served as the United States Ambassador to the C o m m o n wea l t h o f T h e B a h ama s f rom 200 7 t o 200 9 ➔ 30 years of entrepreneurial experience as a developer, owner, and manager of over $2B in residential and c o m me r c i a l r e a l e s t a t e ➔ P r e s i d e n t of T h e S i e g e l G ro u p , a m u l t i - d i s c i p l in e d international business management advisory firm ➔ Amb. Siegel is Of Counsel to the law firm of Wildes & Weinberg

CRE and SMB Problem & Solution

The Problem

Commercial loans are not homogeneous like home loans. **Borrowers can't access all their options.**

Lenders don't have visibility or access to the whole market; nor do they have tools to scale.

It's inefficient on purpose to keep the status quo in place, padding the pockets of the elite.


Commercial lending is fragmented & antiquated.
A frictionless connection between commercial borrowers and lenders.

The Solution

Lenders get **easy** access to borrowers.

Borrowers get **easy** access to loan products.

Everyone gets a **lower friction, more transparent** transaction.

In a proprietary, AI-enabled, UX-centric, tech platform built from scratch fueled by best-in-class data and scalable and affordable customer acquisition.

blake@janover.co j a n o v e r . c o